                                VARIABLE ANNUITY
                                   APPLICATION






                         [FARM BUREAU INSURANCE GRAPHIC]



                    Southern Farm Bureau Life Insurance Company

This part will be on the Texas application only. Texas Membership Number - must be included with application. Application will be returned without information. Owner section the age - will be changed to age 14.

Form AV400

INSTRUCTIONS TO THE AGENT
-------------------------

PLEASE PRINT USING DARK INK. SINCE THE APPLICATION IS TO BE PHOTOCOPIED, BLACK INK WORKS BEST. DO NOT USE TYPEWRITER.

Be sure to complete ALL questions.

PROPOSED ANNUITANT. The Annuitant is that person on whose life the annuity payment is based. Annuity payments will be made to the Annuitant.

  The annuitant's social security number is the only one required for custodial and guardianship situations.

OWNER:  If this section is not completed, the Annuitant shall be the Owner.

  For TSA, SEPP, Roth, SIMPLE and regular IRA, the owner must be the Annuitant. For qualified Business Retirement Plans, the Plan Trustee must be the Owner.

  If the beneficiary is other than the owner and the annuitant dies, the death benefit payable to the beneficiary will treated as a gift from the owner to the beneficiary for tax purposes.

  In most cases, naming the husband and wife as annuitant and joint annuitant, with the children or trust as beneficiary, will cover the purchaser's intent when funds are owned jointly by husband and wife. The policy will be owned jointly by husband and wife. The policy will be owned jointly while both are living and will be owned by the surviving spouse after the death of the first annuitant, and will be payable to the beneficiary at the second annuitant's death.

  If the contract is owned by a trust, the trust should also be named as the beneficiary. The only option available to a trust beneficiary is the 5-year lump sum option.

  If the ownership on the policy is changed before the annuity date to other than a spouse or revocable trust, immediate taxation may occur.

  If the Annuitant is a minor and there is a custodial arrangement under the Uniform Transfers (Gifts) to Minors Act, the Owner section should be completed as follows: "(John Doe) as Custodian for (Baby Doe) in accordance with the (Mississippi) Uniform Transfers (Gifts) to Minors Act."

BENEFICIARY: The Beneficiary is that person who is to receive any proceeds of the contract on the death of the Annuitant. The Beneficiary and the Annuitant cannot be same person.

REPLACEMENT: If any insurance or annuity is being replaced, be sure to comply with the replacement regulations in your state. If a non-qualified policy is being replaced under Section 1035, this should be indicated in the Special Requests section.

PLAN APPLIED FOR: Be sure to clearly indicate the plan applied for. Fill in the Initial Premium and Future Planned Premium and Mode of Premium Payment.

  If the Owner anticipates paying only a single premium, then enter this amount in the Initial Premium section and check the Single Mode of Premium Payment.

  Enter the amount of premium submitted with this application. This question must be completed on all applications. If no premium is submitted with the application, enter "O".

  If the Retirement Date field is left blank, the annuitant's 70th birthday will be used.

  If the mode of premium payment is EFT/PAC, submit a voided check with the application.

SPECIAL REQUESTS: Use this section for any special requests regarding the annuity contract applied for. If money on a qualified annuity is to be applied to the previous tax year, indicate this here.

OTHER AREAS:  Complete the Registered Representative Report on all applications.

  Complete the Preauthorized Draft Authority if the mode of premium payment is Monthly EFT.

SIGNATURES:

  Be sure to obtain all required signatures. If the Annuitant is a minor and owns the contract under a guardianship arrangement, then there is only one signature required (Signature of Parent or Guardian if Proposed Annuitant is a minor). If the Annuitant is a minor and there is a custodial arrangement under the Uniform Transfers (Gifts) to Minors Act, the Custodian's signature is the only one required (Signature of Owner if other than Proposed Annuitant).

  If the Owner is not the Annuitant and the Annuitant is not a minor, the Owner's signature is the only one required (Signature of Owner if other than Proposed Annuitant).

  If the annuity is being used to fund a qualified pension or profit sharing plan, the Trustee's signature is the only one required (Signature of Owner if other than Proposed Annuitant).

                            APPLICATION FOR INSURANCE



PROPOSED ANNUITANT
----------------------------------------------------------------------------------------------------------------------------------
Name (Last, First Middle)         Birthdate      Age       Social Security No./Tax ID       Sex
                                                                                            / / M  / / F
----------------------------------------------------------------------------------------------------------------------------------
Home Address:  Number & Street, City State, and Zip            Marital Status               U.S. Citizen
                                                                                            / / Y  / / N
----------------------------------------------------------------------------------------------------------------------------------
Home Telephone Number     Work Telephone Number      Present Occupation and Employer
(     )                   (     )
----------------------------------------------------------------------------------------------------------------------------------

PROPOSED JOINT ANNUITANT  (not available for qualified plans)
----------------------------------------------------------------------------------------------------------------------------------
Name (Last, First Middle)         Birthdate      Age       Social Security No./Tax ID       Sex
                                                                                            / / M  / / F
----------------------------------------------------------------------------------------------------------------------------------
Home Address:  Number & Street, City State, and Zip            Marital Status               U.S. Citizen
                                                                                            / / Y  / / N
----------------------------------------------------------------------------------------------------------------------------------
Home Telephone Number     Work Telephone Number      Present Occupation and Employer
(     )                   (     )
----------------------------------------------------------------------------------------------------------------------------------

OWNER (Complete only if owner is other than the proposed annuitant or if the proposed annuitant is under age 15.)
----------------------------------------------------------------------------------------------------------------------------------
Name:  Last, First Middle         Relationship to Insured        Birthdate       Age

----------------------------------------------------------------------------------------------------------------------------------
Billing Address:  Number & Street, City, State, and Zip          Social Security No./Tax ID
(Premium Notice will be sent to this address.)

----------------------------------------------------------------------------------------------------------------------------------

BENEFICIARY (Beneficiaries will share and share alike or survivors unless otherwise designated.)
----------------------------------------------------------------------------------------------------------------------------------
Would you like to designate the beneficiaries as irrevocable?    / / Yes    / / No

Primary Beneficiary(ies):
Last, First Middle         Social Security #         Home Address: Number & Street, City, State, and Zip        Relationship


------------------------   -----------------------   --------------------------------------------------------   ------------------


------------------------   -----------------------   --------------------------------------------------------   ------------------


------------------------   -----------------------   --------------------------------------------------------   ------------------

Secondary Beneficiary(ies):
Last, First Middle         Social Security #         Home Address: Number & Street, City, State, and Zip        Relationship


------------------------   -----------------------   --------------------------------------------------------   ------------------


------------------------   -----------------------   --------------------------------------------------------   ------------------


------------------------   -----------------------   --------------------------------------------------------   ------------------


REPLACEMENT
----------------------------------------------------------------------------------------------------------------------------------
Is this annuity being applied for intended to replace or modify any life insurance, mutual funds or annuities        / / Yes
now in force with any company; or any terminated with any company within six  months; or will any insurance,         / / No
mutual fund or annuity be terminated or liquidated if the application is approved?  If applicable, please list company names and policy numbers.

Company Name & Address             Amount            Issue Date              Policy Number


--------------------------------   ---------------   ---------------------   --------------------


--------------------------------   ---------------   ---------------------   --------------------
1035 Exchange (Non-qualified annuities only):  / / Yes   / / No


HOME OFFICE ENDORSEMENT
----------------------------------------------------------------------------------------------------------------------------------



Form AV400                                                               Page 3

PLAN APPLIED FOR:  FLEXIBLE PREMIUM RETIREMENT ANNUITY

     INITIAL PREMIUM _____________ (minimum $1,000)                   FUTURE PLANNED PREMIUM:   _____________ (minimum $50)

     MODE OF PREMIUM PAYMENT:

     / / Single                        / / Annual                       / / Semiannual
     / / Quarterly                     / / Monthly EFT                  / / Other _______________________

     Will this policy be part of a qualified pension plan? (if "yes," indicate which type)     / / Yes     / / No

        / / Business Retirement Plan     / / HR-10                / / TSA         / / SEPP        / / SIMPLE       / / IRA
        / / Roth IRA                     / / Other (Describe)   _________________________

     RETIREMENT DATE _______________________                          CASH WITH APPLICATION      $_________________


NET PREMIUM PAYMENTS (as described in the prospectus) are to be allocated to the appropriate subaccounts as follows:

    1.    [Declared Interest Option]        ___________ %        7.   [T. Rowe Price Equity Income]                   ___________ %
    2.    [Fidelity VIP Growth]             ___________ %        8.   [T. Rowe Price Personal Strategy Balanced]      ___________ %
    3.    [Fidelity VIP S&P 500 Index]      ___________ %        9.   [T. Rowe Price International Stock]             ___________ %
    4.    [Fidelity VIP Contrafund]         ___________ %       10.   [T. Rowe Price Mid-Cap Growth]                  ___________ %
    5.    [Fidelity VIP High Income]        ___________ %       11.   [T. Rowe Price Limited Term Bond]               ___________ %
    6.    [Fidelity VIP Money Market]       ___________ %

If any portion of a new premium is allocated to a particular subaccount, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers and not fractions.

Net premiums will be initially allocated to the money market account. On the eleventh day following the policy date, we will transfer part or all of the accumulated value in the money market subaccount to the subaccounts or declared interest option in accordance with the premium allocation percentages shown above.

SUITABILITY Must be completed by Owner.

Occupation ___________________________________________         ANNUAL EARNINGS              ESTIMATED NET WORTH
Employer _____________________________________________         / / $ 25,000 -  49,999       / / $ 25,000 -  74,999
Address ______________________________________________         / / $ 50,000 -  99,999       / / $ 75,000 - 124,999
City _________________  State _______   Zip __________         / / $100,000 - 199,999       / / $125,000 - 249,999
Financial Objectives:  Check all that apply.                   / / $200,000 and over        / / $250,000 and over

   / / Preservation of Capital       / / Income        / / Long Term Growth       / / Maximum Capital Appreciation

Initial Source of Funds:  Check all that apply.
/ / CDs/Saving Acct.  / / Investments    / / Stocks /Bonds     / / Sale of Personal Property  / / Current Income  / / Mutual Funds
/ / Policy Cash Value, Dividend or Loan  / / Policy Surrender  / / Variable Annuity           / / Other ___________________

RISK TOLERANCE AND INVESTMENT EXPERIENCE

Risk Tolerance: Please check one.

   / / 1 - Conservative          / / 2 - Moderate            / / 3 - Aggressive

Prior Investment Experience:          Years of Experience:  __________

 / / Annuities  / / Stocks  / / Bonds  / / Options/Futures  / / Mutual Funds  / / Limited Partnerships  / / Other ______________


TRANSFER BETWEEN PORTFOLIOS

I authorize transfers between the subaccounts upon instruction from      / / No
any person by telephone. If neither box is checked, the phone privilege will be provided.
                                                                         / / Yes
The first twelve transfers in each policy year will be made without charge: subsequent transfers in a policy year will be assessed a transfer charge of $25.

SPECIAL REQUESTS

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Page 4                                                               Form AV400

AGREEMENT

The Proposed Annuitant and the Applicant state that the information in this application is true and complete to the best of their knowledge and belief. It is agreed that Southern Farm Bureau Life Insurance Company can investigate the truth and completeness of such information while the policy is contestable.

I/We acknowledge receipt of a current prospectus. I/We understand that all payments and values provided by the contract may vary as to dollar amount to the extent they are based on the investment experience of the selected portfolio(s). The accumulation values under the variable accumulation provisions of the contract being applied for are variable and are not guaranteed as to fixed dollar amounts.

Any check received with the application must be honored for payment when presented. Otherwise, the policy is void. At the time of policy delivery, the information given to Southern Farm Bureau Life Insurance Company must be true and complete without material change to the best of the Proposed Annuitant's knowledge and belief. If all conditions of this paragraph are met, the policy will be effective as of its policy date.

By accepting the policy, the Owner agrees to the beneficiaries named, method of payment and corrections made. No change in plan, amount, or benefits may be made on the application unless the Owner agrees in writing. Only an Officer of the Company may make, modify, or discharge any annuity contract on its behalf. NO AGENT HAS THE AUTHORITY TO (A) MAKE OR MODIFY ANY CONTRACTUAL PROVISION; OR (B) WAIVE ANY OF THE COMPANY'S RIGHTS OR REQUIREMENTS.
--------------------------------------------------------------------------------
Certification - Under Federal law, I am required to supply, and Southern Farm Bureau Life Insurance Company is required to obtain, my social security or taxpayer identification number. Penalties for failure to supply such a number include withholding a portion of interest otherwise payable to me. I hereby certify or affirm (under penalty of perjury as provided under Federal law) that the social security number or taxpayer identification number I am providing is correct and I am not currently subject to backup withholding.
--------------------------------------------------------------------------------
Any policy issued on this application will be owned by Proposed Annuitant or the Owner if other than Proposed Annuitant.

Dated at
         ----------------------------
                                        ----------------------------------------
this             day of                 Signature of Proposed Annuitant (not
     -----------        -------------     required if a minor)

Witnessed:

-------------------------------------   ----------------------------------------
Agent                                   Signature of Owner if other than
                                          Proposed Annuitant

REGISTERED REPRESENTATIVE INFORMATION
--------------------------------------------------------------------------------
I know of no other existing life insurance or annuity that will be replaced by this contract except as outlined in the replacement question above.

-----------------------------------------      ---------------     -------------
Agent/Broker/Registered Representative         Phone               Date

-----------------------    ----------------   ----------------------------------
Branch or Agency Number    County Code        Branch or Agency Address

-----------------------------------    -----------------------------------------
Registered Representative Signature    City            State             Zip
--------------------------------------------------------------------------------

AUTHORIZATION AGREEMENT FOR PREAUTHORIZED PAYMENTS

I have authorized                               Bank to honor electronic
                  -----------------------------
debit entries or drafts on my account by you to cover premium insuring
                           .  Such debit entries or drafts are to be charged
---------------------------
to my account with said bank in the same manner as if they were personally drawn by me.


It is understood that such debit entry or draft shall constitute notice of premium due. Should any debit entry or draft not be paid by said bank for any reason, then it is understood that this method of premium payment shall terminate and that premiums shall be payable annually directly to the Company. It is also understood that the Company assumes no responsibility for bank charges on these draws.

Bank Name
          ----------------------------     -------------------------------------
Account Number                             Signature of Depositor/Premium Payor
              ------------------------     (If corporate Payor, Signature of
                                           Appropriate Corporate Officer)

Is this bank account already being used for existing policies?  / / Yes  / / No

If yes, list policy numbers
                            ----------------------------

Form AV400                                                               Page 5